                                                                EXHIBIT 10.2(a)



                                                          DATED:  April 21, 1997


                 AMENDMENT NO. 2 (the "Amendment"), by and among The CIT Group/Business Credit, Inc. ("CITBC"), Congress Financial Corporation, General Electric Capital Corporation, Heller Financial, Inc., Finova Capital Corporation and Foothill Capital Corporation (each a "Lender" and collectively the "Lenders"), CITBC as agent for the Lenders (the "Agent") and Harvard Industries, Inc., a Florida corporation (hereinafter "Harvard"), The Kingston-Warren Corporation, a New Hampshire corporation, Harman Automotive, Inc., a Michigan corporation, Hayes-Albion Corporation, a Michigan corporation, and Doehler-Jarvis, Inc., a Delaware corporation, Doehler-Jarvis Greeneville, Inc., a Delaware corporation, Doehler-Jarvis Pottstown, Inc., a Delaware corporation, Doehler-Jarvis Technologies, Inc., a Delaware corporation, and Doehler-Jarvis Toledo, Inc., a Delaware corporation. Harvard and each of the entities subsequently identified above are referred to herein individually as a "Company" and collectively as the Companies.

                              W I T N E S S E T H

                 WHEREAS, the Companies, the Lenders and the Agent are party to a Financing Agreement, dated October 4, 1996, as amended by Amendment No. 1 thereto dated December 20, 1996 (as such Financing Agreement may be further amended from time to time, the "Financing Agreement" and capitalized terms defined in the Financing Agreement and not otherwise defined herein having the meanings provided therein); and

                 WHEREAS, the Companies have requested that the Lenders (i) increase the Revolving Line of Credit by $10,000,000 to $100,000,000 until May 15, 1997 and (ii) reduce the Availability Reserve from $10,000,000 to $5,000,000 until May 15, 1997; and

                 WHEREAS, the Companies have also requested that the Lenders increase the Inventory Advance Percentage as provided herein until May 15, 1997; and

                 WHEREAS, as consideration for the Lenders agreeing to amend the Financing Agreement as so requested by the Companies, the Companies have agreed to pay an amendment fee of $500,000 (the "Amendment Fee") to the Agent for the benefit of the Lenders, payable at the times and in the amounts set forth herein; and

                 WHEREAS, it is a condition precedent to the Lenders agreeing to amend the Financing Agreement as requested by the Companies that the parties hereto enter into this Amendment; and

                 WHEREAS, the Lenders have agreed with the Companies to amend the Financing Agreement upon the terms and subject to the conditions set forth herein;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Amendments to the Financing Agreement. Upon the satisfaction of the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the Financing Agreement is hereby amended as follows:

                 (a)      Section 1 is hereby amended by:

                 (i) amending the definition of "AVAILABILITY RESERVE" by deleting the reference to "$10,000,000" in the second line thereof and replacing it with "$5,000,000 until May 15, 1997 and $10,000,000 thereafter...".

                 (ii) deleting the definition of "INVENTORY ADVANCE PERCENTAGE" in its entirety and substituting in its place the following new definition:

                 INVENTORY ADVANCE PERCENTAGE means (a) in the case of raw material and finished goods Inventory, sixty percent (60%) until May 15, 1997 and fifty percent (50%) thereafter and (b) in the case of work-in-process Inventory, thirty percent until May 15, 1997 and twenty-five percent (25%) thereafter.

                 (iii) amending the definition of "LINE OF CREDIT" by deleting the reference to "$120,000,000" in the last line thereof and replacing it with "$130,000,000 until May 15, 1997 and $120,000,000 thereafter...".

                 (iv) deleting the definition of "REVOLVING LINE OF CREDIT" in its entirety and substituting in its place the following new definition:

                 REVOLVING LINE OF CREDIT means the commitment of the Lenders to make Revolving Loans pursuant to Section 3 hereof in an aggregate amount of up to (a) $100,000,000 until May 15, 1997, and (b) $90,000,000 thereafter.

                 (b)  Section 3 is hereby amended by:

                 (i) deleting the words "...(a) in amounts up to $90,000,000 in the aggregate and...," in the eighth and ninth lines of Paragraph 1 thereof and replacing them with the following:

                 "...(a) in amounts up to (i) $100,000,000 in the aggregate until May 15, 1997 and (ii) $90,000,000 in the aggregate thereafter, and...".

                 SECTION 2. Representations and Warranties. Each of the Companies hereby represents and warrants as to itself and its Subsidiaries that
(a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such Company and this Amendment constitutes a legal, valid and binding obligation of such Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (b) except as disclosed in writing to the Agent and the Lenders, no event has occurred and is continuing on the date hereof that constitutes a Default or would constitute a Default after giving effect to this Amendment, (c) the representations and warranties of such Company contained in Section 7 of the Financing Agreement are true and correct both before and after giving effect to this Amendment, except to the extent such representations and warranties are stated to be true only as of a particular date, in which case such representations and warranties were correct on and as of such date and (d) EBITDA for the two Fiscal Quarters ending March 31, 1997 exceeded $2,000,000.

                 SECTION 3.  Conditions to Effectiveness.  The amendments in
Section 1 of this Amendment shall become effective and each Lender's commitment to make Revolving Loans to the Companies under the Revolving Line of Credit and to participate in the Letter of Credit Guaranty within the Revolving Line of Credit shall increase ratably on the date (the "Effective Date") when counterparts hereof shall have been executed by all of the Lenders, the Agent and the Companies, and the Agent shall have received:

                 (a) Revolving Loan Promissory Notes substantially in the form of Exhibit A hereto executed by each of the Companies in favor of the Lenders, in an amount for each Lender equal to such Lender's Ratable Portion of the Revolving Line of Credit.

                 (b)  The Amendment Fee, for the benefit of the Lenders; and

                 (c) A certificate of the secretary or an assistant secretary of each of the Companies, dated the Effective Date, in form and substance satisfactory to the Agent, certifying the names and true signatures of each officer of such Company who have been authorized to execute and deliver any document required to be executed and delivered hereunder by or on behalf of such Company.

                 (d) Counsel for the Companies shall have delivered to the Agent opinions satisfactory to the Agent containing such matters as the Agent may reasonably request.

                 SECTION 4. Amendment Fee. (a) To induce the Agent and the Lenders to enter into this Amendment and to continue to extend to the Companies the Revolving Loans as such Revolving Loans may be increased hereby, the Companies shall jointly and severally pay to the Agent for the Lenders an Amendment Fee of $500,000.

                 (b) In the event the Agent (on behalf of itself or the other Lenders) issues a commitment to provide the Companies with financing under
Section 364 of the United States Bankruptcy Code upon one or more of the Companies seeking relief under chapter 11 of the United States Bankruptcy Code (a "DIP Financing Commitment"), $375,000 of such Amendment Fee shall be credited toward any fee which may be charged by the Agent in connection with the issuance of such commitment. If the Agent declines to issue a DIP Financing Commitment, $375,000 of such Amendment Fee shall be credited to the Revolving Loan Account.

                 SECTION 5. Effect on the Financing Agreement. Except as amended hereby, the Financing Agreement and the other Documents shall remain in full force and effect.

                 SECTION 6. Confirmation of Guaranty. Each Company, by its execution of this Amendment, hereby expressly confirms and agrees the amendments set forth in this Amendment are in its best interests and that its guaranty of the Obligations in Section 12 of the Financing Agreement remains in full force and effect and applies to the Obligations as they may be increased from time to time by virtue of the increase in the Revolving Line of Credit and the reduction in the Availability Reserve effected hereby.

                 SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                 SECTION 8. Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the law of the State of New York.

                 SECTION 9. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                 SECTION 10. References. References herein and in the Documents to the "Financing Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to the Company a fully executed original for their files.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC., AS AGENT AND LENDER



                                        By:
                                           ---------------------------------
                                           Vice President


                                        CONGRESS FINANCIAL CORPORATION,
                                        AS LENDER



                                        By:
                                           ---------------------------------
                                           Title:



                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        AS LENDER



                                        By:
                                           ---------------------------------
                                           Title:


                                        HELLER FINANCIAL, INC., AS LENDER



                                        By:
                                           ---------------------------------
                                           Title:

                                        FINOVA CAPITAL CORPORATION, AS LENDER


                                        By:
                                           ---------------------------------
                                           Title:



                                        FOOTHILL CAPITAL CORPORATION, AS LENDER


                                        By:
                                           ---------------------------------
                                           Title:






Read and Agreed to:


HARVARD INDUSTRIES, INC.
THE KINGSTON-WARREN CORPORATION
HARMAN AUTOMOTIVE, INC.
HAYES-ALBION CORPORATION
DOEHLER-JARVIS, INC.
DOEHLER-JARVIS GREENEVILLE, INC.
DOEHLER-JARVIS POTTSTOWN, INC.
DOEHLER-JARVIS TECHNOLOGIES, INC.
DOEHLER-JARVIS TOLEDO, INC.


By:
   --------------------------------
   Title:

                                   EXHIBIT A

                     FORM OF REVOLVING LOAN PROMISSORY NOTE

                            HARVARD INDUSTRIES, INC.
                        THE KINGSTON-WARREN CORPORATION,
                            HARMAN AUTOMOTIVE, INC.,
                           HAYES-ALBION CORPORATION,
                             DOEHLER-JARVIS, INC.,
                       DOEHLER-JARVIS GREENEVILLE, INC.,
                        DOEHLER-JARVIS POTTSTOWN, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                          DOEHLER-JARVIS TOLEDO, INC.


              AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE



                                                       April 21, 1997
No. R-
$____________


                 FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Florida corporation, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation, HARMAN AUTOMOTIVE, a Michigan corporation, HAYES-ALBION CORPORATION, a Michigan corporation, DOEHLER-JARVIS, INC., a Delaware corporation, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation, and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation (the "Companies"), promise to pay to the order of [NAME OF LENDER] as Lender (the "Lender") under a certain Financing Agreement dated October 4, 1996 as amended by Amendment No. 1 thereto dated December 20, 1996 and Amendment No. 2 thereto dated April 21, 1997 between THE CIT GROUP/BUSINESS CREDIT, INC., as Agent and Lender, other lenders party thereto and the Companies (herein the "Financing Agreement") at the Agent's office located at 1211 Avenue of the Americas, New York, New York, in lawful money of the United States of America and in immediately available funds, the principal amount of [AMOUNT IN WORDS], or, if less, such other principal amount advanced to such Company pursuant to Section 3, Paragraph 1 of the Financing Agreement and then outstanding. The balance of such Revolving Loan to each such

Company will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Loans to each such Company as described in Section 3. The Revolving Loans may be borrowed, repaid and reborrowed by the Companies in accordance with the terms and provisions of the Financing Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid in respect of the Revolving Loans made to such Company, if any, under this Revolving Loan Promissory Note as shown on the books and records of the Agent shall be due and payable upon any termination of the Financing Agreement.

                 All capitalized terms used herein shall have the meaning provided therefor in the Financing Agreement, unless otherwise defined herein.

                 Each Company further promises to pay interest at such office, in like money, on the unpaid principal amount owing hereunder in respect of Revolving Loans made to such Company from time to time on the dates and at the rates specified in Section 8, Paragraph 1 of the Financing Agreement.

                 If any payment on this Revolving Loan Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                 This Revolving Loan Promissory Note is one of the Revolving Loan Promissory Notes referred to in the Financing Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

                 The date and amount of the advance(s) made hereunder will be recorded on the separate ledgers maintained by the Agent, provided that any failure to record any such information on such ledgers shall not in any manner affect the obligation of each Company to make payments of principal and interest in accordance with the terms of this Revolving Loan Promissory Note. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Loan Promissory Note.

                 Each Company confirms that any amount received by or paid to the Agent in connection with the Financing Agreement and/or any balances standing to its credit on any of its accounts on the Agent's books under the Financing Agreement may in accordance with the terms of the Financing Agreement be applied in reduction of this Revolving Loan Promissory Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Revolving Loan Promissory Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Revolving Loan Promissory Note.

                 Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Revolving Loan Promissory Note may become, or be declared to be, immediately due and payable as provided in the Financing Agreement.

                 Each Company and any and all guarantors, sureties and endorsers jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting.

                 This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Revolving Loan Promissory Note dated _______, 1996 from the Companies to the Lender.

                 This Revolving Loan Promissory Note shall be governed by, and construed in accordance with, the laws of the state of New York and the applicable federal laws of the United States.



                                  HARVARD INDUSTRIES, INC.
                                  THE KINGSTON-WARREN CORPORATION
                                  HARMAN AUTOMOTIVE, INC.
                                  HAYES-ALBION CORPORATION
                                  DOEHLER-JARVIS, INC.
                                  DOEHLER-JARVIS GREENEVILLE, INC.
                                  DOEHLER-JARVIS POTTSTOWN, INC.
                                  DOEHLER-JARVIS TECHNOLOGIES, INC.
                                  DOEHLER-JARVIS TOLEDO, INC.


                                  By:
                                     --------------------------------------
                                      Title:



Attest:





------------------------------
Title:

                                 AMENDMENT NO. 2

                                       TO

                               FINANCING AGREEMENT



                       THE CIT GROUP/BUSINESS CREDIT, INC.

                               AS AGENT AND LENDER

                                       AND

                         CONGRESS FINANCIAL CORPORATION
                      GENERAL ELECTRIC CAPITAL CORPORATION
                             HELLER FINANCIAL, INC.
                           FINOVA CAPITAL CORPORATION
                                       AND
                          FOOTHILL CAPITAL CORPORATION

                                   AS LENDERS

                                       AND


                            HARVARD INDUSTRIES, INC.,
                        THE KINGSTON-WARREN CORPORATION,
                            HARMAN AUTOMOTIVE, INC.,
                            HAYES-ALBION CORPORATION,
                              DOEHLER-JARVIS, INC.,
                        DOEHLER-JARVIS GREENEVILLE, INC.,
                         DOEHLER-JARVIS POTTSTOWN, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                       AND
                           DOEHLER-JARVIS TOLEDO, INC.

                                 (AS BORROWERS)


                              DATED: APRIL 21, 1997

                                                      DATED:  April 21, 1997


                  AMENDMENT NO. 2 (the "Amendment"), by and among The CIT Group/Business Credit, Inc. ("CITBC"), Congress Financial Corporation, General Electric Capital Corporation, Heller Financial, Inc., Finova Capital Corporation and Foothill Capital Corporation (each a "Lender" and collectively the "Lenders"), CITBC as agent for the Lenders (the "Agent") and Harvard Industries, Inc., a Florida corporation (hereinafter "Harvard"), The Kingston-Warren Corporation, a New Hampshire corporation, Harman Automotive, Inc., a Michigan corporation, Hayes-Albion Corporation, a Michigan corporation, and Doehler-Jarvis, Inc., a Delaware corporation, Doehler-Jarvis Greeneville, Inc., a Delaware corporation, Doehler-Jarvis Pottstown, Inc., a Delaware corporation, Doehler-Jarvis Technologies, Inc., a Delaware corporation, and Doehler-Jarvis Toledo, Inc., a Delaware corporation. Harvard and each of the entities subsequently identified above are referred to herein individually as a "Company" and collectively as the Companies.

                               W I T N E S S E T H

                  WHEREAS, the Companies, the Lenders and the Agent are party to a Financing Agreement, dated October 4, 1996, as amended by Amendment No. 1 thereto dated December 20, 1996 (as such Financing Agreement may be further amended from time to time, the "Financing Agreement" and capitalized terms defined in the Financing Agreement and not otherwise defined herein having the meanings provided therein); and

                  WHEREAS, the Companies have requested that the Lenders (i) increase the Revolving Line of Credit by $10,000,000 to $100,000,000 until May 15, 1997 and (ii) reduce the Availability Reserve from $10,000,000 to $5,000,000 until May 15, 1997; and

                  WHEREAS, the Companies have also requested that the Lenders increase the Inventory Advance Percentage as provided herein until May 15, 1997; and

                  WHEREAS, as consideration for the Lenders agreeing to amend the Financing Agreement as so requested by the Companies, the Companies have agreed to pay an amendment fee of $500,000 (the "Amendment Fee") to the Agent for the benefit of the Lenders, payable at the times and in the amounts set forth herein; and

                  WHEREAS, it is a condition precedent to the Lenders agreeing to amend the Financing Agreement as requested by the Companies that the parties hereto enter into this Amendment; and

                  WHEREAS, the Lenders have agreed with the Companies to amend the Financing Agreement upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Financing Agreement. Upon the satisfaction of the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the Financing Agreement is hereby amended as follows:

                  (a)      Section 1 is hereby amended by:

                  (i) amending the definition of "AVAILABILITY RESERVE" by deleting the reference to "$10,000,000" in the second line thereof and replacing it with "$5,000,000 until May 15, 1997 and $10,000,000 thereafter...".

                  (ii) deleting the definition of "INVENTORY ADVANCE PERCENTAGE" in its entirety and substituting in its place the following new definition:

                  INVENTORY ADVANCE PERCENTAGE means (a) in the case of raw material and finished goods Inventory, sixty percent (60%) until May 15, 1997 and fifty percent (50%) thereafter and (b) in the case of work-in-process Inventory, thirty percent until May 15, 1997 and twenty-five percent (25%) thereafter.

                  (iii) amending the definition of "LINE OF CREDIT" by deleting the reference to "$120,000,000" in the last line thereof and replacing it with "$130,000,000 until May 15, 1997 and $120,000,000 thereafter...".

                  (iv) deleting the definition of "REVOLVING LINE OF CREDIT" in its entirety and substituting in its place the following new definition:

                  REVOLVING LINE OF CREDIT means the commitment of the Lenders to make Revolving Loans pursuant to Section 3 hereof in an aggregate amount of up to (a) $100,000,000 until May 15, 1997, and (b) $90,000,000 thereafter.

                  (b)  Section 3 is hereby amended by:

                  (i) deleting the words "...(a) in amounts up to $90,000,000 in the aggregate and...," in the eighth and ninth lines of Paragraph 1 thereof and replacing them with the following:

                  "...(a) in amounts up to (i) $100,000,000 in the aggregate until May 15, 1997 and (ii) $90,000,000 in the aggregate thereafter, and...".

                  SECTION 2. Representations and Warranties. Each of the Companies hereby represents and warrants as to itself and its Subsidiaries that
(a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such Company and this Amendment constitutes a legal, valid and binding obligation of such Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (b) except as disclosed in writing to the Agent and the Lenders, no event has occurred and is continuing on the date hereof that constitutes a Default or would constitute a Default after giving effect to this Amendment, (c) the representations and warranties of such Company contained in Section 7 of the Financing Agreement are true and correct both before and after giving effect to this Amendment, except to the extent such representations and warranties are stated to be true only as of a particular date, in which case such representations and warranties were correct on and as of such date and (d) EBITDA for the two Fiscal Quarters ending March 31, 1997 exceeded $2,000,000.

                  SECTION 3. Conditions to Effectiveness. The amendments in
Section 1 of this Amendment shall become effective and each Lender's commitment to make Revolving Loans to the Companies under the Revolving Line of Credit and to participate in the Letter of Credit Guaranty within the Revolving Line of Credit shall increase ratably on the date (the "Effective Date") when counterparts hereof shall have been executed by all of the Lenders, the Agent and the Companies, and the Agent shall have received:

                  (a) Revolving Loan Promissory Notes substantially in the form of Exhibit A hereto executed by each of the Companies in favor of the Lenders, in an amount for each Lender equal to such Lender's Ratable Portion of the Revolving Line of Credit.

                  (b)  The Amendment Fee, for the benefit of the Lenders; and

                  (c) A certificate of the secretary or an assistant secretary of each of the Companies, dated the Effective Date, in form and substance satisfactory to the Agent, certifying the names and true signatures of each officer of such Company who have been authorized to execute and deliver any document required to be executed and delivered hereunder by or on behalf of such Company.

                  (d) Counsel for the Companies shall have delivered to the Agent opinions satisfactory to the Agent containing such matters as the Agent may reasonably request.

                  SECTION 4. Amendment Fee. (a) To induce the Agent and the Lenders to enter into this Amendment and to continue to extend to the Companies the Revolving Loans as such Revolving Loans may be increased hereby, the Companies shall jointly and severally pay to the Agent for the Lenders an Amendment Fee of $500,000.

                  (b) In the event the Agent (on behalf of itself or the other Lenders) issues a commitment to provide the Companies with financing under
Section 364 of the United States Bankruptcy Code upon one or more of the Companies seeking relief under chapter 11 of the United States Bankruptcy Code (a "DIP Financing Commitment"), $375,000 of such Amendment Fee shall be credited toward any fee which may be charged by the Agent in connection with the issuance of such commitment. If the Agent declines to issue a DIP Financing Commitment, $375,000 of such Amendment Fee shall be credited to the Revolving Loan Account.

                  SECTION 5. Effect on the Financing Agreement. Except as amended hereby, the Financing Agreement and the other Documents shall remain in full force and effect.

                  SECTION 6. Confirmation of Guaranty. Each Company, by its execution of this Amendment, hereby expressly confirms and agrees the amendments set forth in this Amendment are in its best interests and that its guaranty of the Obligations in Section 12 of the Financing Agreement remains in full force and effect and applies to the Obligations as they may be increased from time to time by virtue of the increase in the Revolving Line of Credit and the reduction in the Availability Reserve effected hereby.

                  SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                  SECTION 8. Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the law of the State of New York.

                  SECTION 9. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                  SECTION 10. References. References herein and in the Documents to the "Financing Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to the Company a fully executed original for their files.

                                           Very truly yours,

                                           THE CIT GROUP/BUSINESS
                                           CREDIT, INC., AS AGENT AND
                                           LENDER


                                           By:
                                               Vice President


                                           CONGRESS FINANCIAL
                                           CORPORATION, AS LENDER


                                            By:
                                                Title:



                                            GENERAL ELECTRIC
                                            CAPITAL CORPORATION, AS
                                            LENDER


                                            By:
                                                Title:


                                            HELLER FINANCIAL, INC., AS
                                            LENDER



                                            By:
                                                Title:

                                                FINOVA CAPITAL
                                                CORPORATION, AS LENDER


                                                By:
                                                    Title:


                                                FOOTHILL CAPITAL
                                                CORPORATION, AS LENDER


                                                By:
                                                    Title:





Read and Agreed to:


HARVARD INDUSTRIES, INC.
THE KINGSTON-WARREN CORPORATION
HARMAN AUTOMOTIVE, INC.
HAYES-ALBION CORPORATION
DOEHLER-JARVIS, INC.
DOEHLER-JARVIS GREENEVILLE, INC.
DOEHLER-JARVIS POTTSTOWN, INC.
DOEHLER-JARVIS TECHNOLOGIES, INC.
DOEHLER-JARVIS TOLEDO, INC.



By:
    Title:

                                    EXHIBIT A

                     FORM OF REVOLVING LOAN PROMISSORY NOTE

                            HARVARD INDUSTRIES, INC.
                        THE KINGSTON-WARREN CORPORATION,
                            HARMAN AUTOMOTIVE, INC.,
                            HAYES-ALBION CORPORATION,
                              DOEHLER-JARVIS, INC.,
                        DOEHLER-JARVIS GREENEVILLE, INC.,
                         DOEHLER-JARVIS POTTSTOWN, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                           DOEHLER-JARVIS TOLEDO, INC.


               AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE



                                                                 April 21, 1997
No. R-
$------------


                  FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Florida corporation, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation, HARMAN AUTOMOTIVE, a Michigan corporation, HAYES-ALBION CORPORATION, a Michigan corporation, DOEHLER-JARVIS, INC., a Delaware corporation, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation, and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation (the "Companies"), promise to pay to the order of [NAME OF LENDER] as Lender (the "Lender") under a certain Financing Agreement dated October 4, 1996 as amended by Amendment No. 1 thereto dated December 20, 1996 and Amendment No. 2 thereto dated April 21, 1997 between THE CIT GROUP/BUSINESS CREDIT, INC., as Agent and Lender, other lenders party thereto and the Companies (herein the "Financing Agreement") at the Agent's office located at 1211 Avenue of the Americas, New York, New York, in lawful money of the United States of America and in immediately available funds, the principal amount of [AMOUNT IN WORDS], or, if less, such other principal amount advanced to such Company pursuant to Section 3, Paragraph 1 of the Financing Agreement and then outstanding. The balance of such Revolving Loan to each such

Company will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Loans to each such Company as described in Section 3. The Revolving Loans may be borrowed, repaid and reborrowed by the Companies in accordance with the terms and provisions of the Financing Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid in respect of the Revolving Loans made to such Company, if any, under this Revolving Loan Promissory Note as shown on the books and records of the Agent shall be due and payable upon any termination of the Financing Agreement.

                  All capitalized terms used herein shall have the meaning provided therefor in the Financing Agreement, unless otherwise defined herein.

                  Each Company further promises to pay interest at such office, in like money, on the unpaid principal amount owing hereunder in respect of Revolving Loans made to such Company from time to time on the dates and at the rates specified in Section 8, Paragraph 1 of the Financing Agreement.

                  If any payment on this Revolving Loan Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  This Revolving Loan Promissory Note is one of the Revolving Loan Promissory Notes referred to in the Financing Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

                  The date and amount of the advance(s) made hereunder will be recorded on the separate ledgers maintained by the Agent, provided that any failure to record any such information on such ledgers shall not in any manner affect the obligation of each Company to make payments of principal and interest in accordance with the terms of this Revolving Loan Promissory Note. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Loan Promissory Note.

                  Each Company confirms that any amount received by or paid to the Agent in connection with the Financing Agreement and/or any balances standing to its credit on any of its accounts on the Agent's books under the Financing Agreement may in accordance with the terms of the Financing Agreement be applied in reduction of this Revolving Loan Promissory Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Revolving Loan Promissory Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Revolving Loan Promissory Note.

                  Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Revolving Loan Promissory Note may become, or be declared to be, immediately due and payable as provided in the Financing Agreement.

                  Each Company and any and all guarantors, sureties and endorsers jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Revolving Loan Promissory Note dated _______, 1996 from the Companies to the Lender.

                  This Revolving Loan Promissory Note shall be governed by, and construed in accordance with, the laws of the state of New York and the applicable federal laws of the United States.



                                    HARVARD INDUSTRIES, INC.
                                    THE KINGSTON-WARREN CORPORATION
                                    HARMAN AUTOMOTIVE, INC.
                                    HAYES-ALBION CORPORATION
                                    DOEHLER-JARVIS, INC.
                                    DOEHLER-JARVIS GREENEVILLE, INC.
                                    DOEHLER-JARVIS POTTSTOWN, INC.
                                    DOEHLER-JARVIS TECHNOLOGIES, INC.
                                    DOEHLER-JARVIS TOLEDO, INC.


                                    By:
                                        Title:



Attest:



Title: